DEAN HELLER
Secretary of State

RENEE L. PARKER
Chief Deputy
Secretary of State

PAMELA RUCKEL
Deputy Secretary
for Southern Nevada

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

CHARLES E. MOORE
Securities Administrator

SCOTT W. ANDERSON
Deputy Secretary
for Commercial Recordings

ELLICK HSU
Deputy Secretary
for Elections

Filing Acknowledgement

November 7, 2006

Job Number
C20061107-1245

Corporation Number
E0818492006-5

Filing Description	**Document Filing Number**	**Date/Time of Filing**
Articles of Incorporation	20060718487-23	November 7, 2006 10:00:19 AM

Corporation Name
CYBERSPACE VITA, INC.

Resident Agent
DESERT CORPORATE SERVICES INC

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recordings Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

Dean Heller

DEAN HELLER
Secretary of State

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

DEAN HELLER
Secretary of State

RENEE L. PARKER
Chief Deputy Secretary of State

PAMELA RUCKEL
Deputy Secretary for Southern Nevada

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

CHARLES E. MOORE
Securities Administrator

SCOTT W. ANDERSON
Deputy Secretary for Commercial Recordings

ELLICK HSU
Deputy Secretary for Elections

Job Receipt

November 7, 2006

Job Number: C20061107-1245
Account Number:

Charges

Description	Document Number	Filing Date/Time	Qty	Price	Amount
Articles of Incorporation	20060718487-23	11/7/2006 10:00:19 AM	1	$175.00	$175.00
24 Hour Expedite	20060718487-23	11/7/2006 10:00:19 AM	1	$125.00	$125.00
Total					$300.00

Payments

Type	Description	Amount
Credit	Auth #934162 Ref #200589 Mast	$300.00
Total		$300.00

Job Balance: $0.00

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

DEAN HELLER
Secretary of State
204 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Entity # E0818492006-5
Document Number: 20060718487-23

Date Filed:
11/7/2006 10:00:19 AM
In the office of
Dean Heller
Secretary of State

Articles of Incorporation

(PURSUANT TO NRS 78)

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation:	Cyberspace Vita, Inc.
2. Resident Agent Name and Street Address:	Desert Corporate Services, Inc. (Name) 1701 West Charleston Blvd., Suite 320 (Street Address), Las Vegas (City), Nevada 89102 (Zip Code) 74-090 El Paseo, Suite 205 (Optional Mailing Address), Palm Desert (City), CA (State) 92260 (Zip Code)
3. Shares:	Number of shares with par value: 100,000,000 Par value: $ .001 Number of shares without par value: -0-
4. Names & Addresses of Board of Directors/Trustees:	1. Robert T. Yarbray (Name) 46345 Manitou Drive (Street Address), Indian Wells (City), CA (State) 92210 (Zip Code) 2. Eleanor I. Yarbray (Name) 46345 Manitou Drive (Street Address), Indian Wells (City), CA (State) 92210 (Zip Code) 3. (Name) (Street Address) (City) (State) (Zip Code)
5. Purpose:	The purpose of this Corporation shall be: Any legal business
6. Names, Address and Signature of Incorporator:	Robert T. Yarbray (Name) [signature] (Signature) 46345 Manitou Drive (Address), Indian Wells (City), CA (State) 92210 (Zip Code)
7. Certificate of Acceptance of Appointment of Resident Agent:	I hereby accept appointment as Resident Agent for the above named corporation. [signature] (Authorized Signature of R. A. or On Behalf of R. A. Company) November 6, 2006 (Date)

This form must be accompanied by appropriate fees.

SECRETARY OF STATE

STATE OF NEVADA

CORPORATE CHARTER

I, DEAN HELLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that **CYBERSPACE VITA, INC.**, did on November 7, 2006, file in this office the original Articles of Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on November 7, 2006.

DEAN HELLER
Secretary of State

By

Certification Clerk